                                                                   EXHIBIT 10.23

                                 LEASE CONTRACT

   THIS LEASE CONTRACT, made and entered into as of January 1, 1997, by and between the UNITED STATES OF AMERICA, acting by and through the U.S. Fish and Wildlife Service, of the United States Department of the Interior, hereinafter referred to as the LESSOR, under and pursuant to the authority contained in 61 Stat. 770 (1947), 16 U.S.C. 666f, g, and - PRIMEX TECHNOLOGIES, INC. - a corporation organized and existing under the laws of Virginia. Authorized to do business in Illinois, occupying rental space in the Crab Orchard National Wildlife Refuge industrial area with business address as 8820 ROUTE 148, MARION, ILLINOIS 62959, hereinafter referred to as the LESSEE.

   WITNESSETH, that said Lessor does by these presents lease unto the said Lessee the following described real estate and premises, situated in the County of Williamson and State of Illinois; to-wit:

   Building(s) and Igloo(s) situated within the boundaries of Lessor's facility known as Crab Orchard National Wildlife Refuge, Marion, Illinois, and designed as Building(s) and Igloo(s) SEE PAGES 2-10 on Lessor's Illinois ordinance Plant Layout Plans No. SEE PAGES 2-10, copies which are on file at the Refuge Headquarters for reference. And Incorporated in this lease by reference.

for use in manufacturing, cold storage, and explosive storage as specified by and under terms authorized by Lessor, together with all tenements, appurtenances, and improvements thereon or "hereunto belonging, and together with any and all additions, improvements, betterments or replacements to said land, the buildings, and igloo(s) situated thereon made during the term of this lease, for use as business proper and also subject to terms or conditions hereinafter referred to in this lease contract, for a term beginning on the 1ST DAY OF JANUARY, 1997, and ending on the 31ST DAY OF DECEMBER, 2005, both dates inclusive on the following terms and conditions, to-wit;

   ONE: Lessee shall pay to the Lessor rental to begin JANUARY 1, 1997, as computed in the rental rate schedule attached hereto as pages 2 and 3 which become a part and condition of this lease contact. Such rental to be paid in equal monthly installments payable in advance on the first day of each and every month during the term of this lease, commencing JANUARY 1, 1997. Such payment shall be made by check, postal money order or bank draft, payable to the U.S. FISH AND WILDLIFE SERVICE, AND FORWARDED TO REFUGE MANAGER, CRAB ORCHARD NATIONAL WILDLIFE REFUGE, 8588 ROUTE 148, MARION, ILLINOIS 62959, or to such other address as Lessor may hereafter from time to time specify in writing for such purposes.

*This lease is subject to a periodic rental rate adjustment after JANUARY 1, 2001 to reflect the fair market rate in the local area for like facilities. This rental rate will be based upon the basic building or igloo without any improvement made or maintenance performed by the current Lessee. Rental rate adjustments will be made no more frequently than annually and will be based upon rental rate surveys of similar properties in similar locations conducted by the Government at least every five years. As periodic rental rate adjustments occur, the Lessor will be required to furnish a 3-month prior written notification to Lessee prior to effecting the new rental rate adjustment.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value


                                           (MO/YR)

"B" AREA: (SEE NOTE#1 BELOW)

B-2-1                            13,062               CS             $55,000
B-2-2                             9,122               CS              40,000
B-2-3                              351#               --               2,000
B-2-9                               221               CS               1,000
B-2-10                            7,072               CS              31,000
B-2-12                             600#               --               3,000
B-2-13                            8,757                M              38,000
B-2-14                             873#               --               4,000
B-2-15                              291                M               1,000
B-2-16                            1,200                M               5,000
B-2-17                              84#               --               1,000
B-2-18                               53               CS               1,000
B-2-19                            1,344               CS               6,000
B-2-20                              182                M               1,000
B-2-21                               96                M               1,000
B-2-22                             400#               --               2,000
B-2-23                             504#               --               2,000
B-2-27                            4,480   1/04        CS              20,000

"D" AREA: (SEE NOTE#1 BELOW)

D-1-2                               268               CS               1,000
D-1-3                               179               CS               1,000
D-1-4                             2,088                M              10,000
D-1-5                                47               CS               1,000
D-1-6                            11,808                M              50,000
D-1-7                             8,670                M              38,000
D-1-8                             8,453                M              37,000
D-1-9                               565               CS               3,000
D-1-10                              186               CS               1,000
D-1-11                            2,001                M               9,000
D-1-12                              196                M               1,000
D-1-13                            1,801                M               8,000
D-1-14                              132               CS               1,000
D-1-15                              134                M               1,000
D-1-16                              172               CS               1,000
D-1-17                           1,440#               __               7,000
D-1-25                            1,993                M               9,000
D-1-26                              123               CS               1,000
D-1-27                            1,134                M               5,000
D-1-29                              221               CS               1,000
D-1-33                              120               CS               1,000

                                       2.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value



"D" AREA: (CONT'D)

D-1-34                              192               CS              $1,000
D-1-35                           12,998               CS              55,000
D-1-36                           10,192               CS              43,000
D-1-37                            2,021               CS               9,000
D-1-42                              144               CS               1,000
D-1-43                              180                M               1,000
D-1-44                              316                M               1,000
D-1-45                              196               CS               1,000
D-1-46                              267                M               1,000
D-1-47                              150                M               1,000
D-1-48                              195               CS               1,000
D-1-49                              196                M               1,000
D-1-50                              297               CS               1,000
D-1-51                             345#               --               2,000
D-1-52                              203                M               1,000
D-1-53                              289               CS               1,000
D-1-54                               29               CS               1,000
D-1-55                             111#               --               1,000
D-1-56                              240               CS               1,000
D-1-57                              168                M               1,000
D-1-58                              199                M               1,000
D-1-60                              590               CS               3,000
D-1-61                               47               CS               1,000
D-1-62                               65               CS               1,000
D-1-63                               81               CS               1,000
D-1-64                              33#               --               1,000
D-1-65                               49               CS               1,000
D-1-66                               52               CS               1,000
D-1-67                               66               CS               1,000
D-1-68                               51                M               1,000
D-1-69                               49               CS               1,000
D-1-70                               67               CS               1,000
D-1-71                               49               CS               1,000
D-1-72                              223                M               1,000
D-1-74                               69               CS               1,000
D-1-75                              125               CS               1,000
D-1-76                              123               CS               1,000
D-1-77                               49               CS               1,000
D-1-78                               33               CS               1,000
D-1-82                              55#               __               1,000
D-1-83                               49               CS               1,000
D-1-84                               99               CS               1,000

                                       3.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value



"D" AREA: (CONT'D)

D-1-87                               47               CS              $1,000
D-1-88                               47               CS               1,000
D-1-89                               47               CS               1,000
D-1-90                            2,686                M              12,000
D-1-90A                           3,000   01/04        M              14,000
D-1-91                              432                M               2,000
D-1-92                             342#               __               2,000
D-1-93                             361#               __               2,000

"F" AREA: (SEE NOTE#1 BELOW)

F-2-15                               84               CS               1,000
F-2-20                              600               CS               3,000
F-645                            10,880               CS              46,000

"F" AREA:

F-2-1                            19,168               CS              74,000
F-2-2                            20,193               CS              78,000
F-2-2A                            1,005               CS               5,000
F-2-2B                              812               CS               4,000
F-2-3                               208               CS               1,000
F-2-4                               208               CS               1,000
F-2-5                             1,056                M               5,000
F-2-8                               336               CS               2,000
F-2-9                             6,840               CS              30,000
F-2-10                            4,959                M              23,000
F-2-11                            7,072               CS              31,000
F-2-12                            4,556               CS              21,000
Ramp 3                             275#               __               1,000
Ramp 5                             525#               __               2,000
Ramp 6                             525#               __               2,000
Ramp 7                             525#               __               2,000
Ramp 8                             132#               __               1,000
Ramp 9                             294#               __               1,000

"FAM" AREA:

FAM-1-1                          10,250               CS              43,000
FAM-1-2                          10,250               CS              43,000
FAM-1-3 (PAD)                    10,250   03/97       CS              22,000
FAM-1-4                          10,250               CS              43,000
FAM-1-5                          10,250               CS              43,000
FAM-1-6                          10,250               CS              43,000
FAM-1-7                          10,250               CS              43,000

                                       4.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value



FAM-2-1 (PAD)                    10,250   03/97       CS              22,000
FAM-2-4                          10,250               CS              43,000
FAM-2-5                          10,250               CS              43,000
FAM-2-6                          10,250               CS              43,000
FAM-2-7                          10,250               CS              43,000
FAM-4-1                          10,250               CS              43,000
FAM-4-2                          10,250               CS              43,000
FAM-4-3                          10,250               CS              43,000

"I" AREA: (SEE NOTE#1 BELOW)

I-1-11                             860#               __              $4,000
I-1-12                           27,619                M              95,000
I-12A (Annex No. 1)              30,131   06/04        M             104,000
I-1-19                            1,985                M               9,000
I-1-20                           35,320               CS             122,000
R-11                             5,550#               __              25,000
I-1-21                              720               CS               3,000
I-1-22                              600               CS               3,000
I-1-33                              285               CS               1,000
I-1-34                              480                M               2,000
I-1-35A                              59               CS               1,000
I-1-35B                              59               CS               1,000
I-1-41                            1,333               CS               6,000
I-1-42                              227               CS               1,000
I-1-43                              229               CS               1,000
I-1-44                               72               CS               1,000
I-1-45                               77               CS               1,000
I-1-46                               79               CS               1,000
I-1-47                               77               CS               1,000
I-1-48                               77               CS               1,000
I-1-49                              224               CS               1,000
I-1-52                               67               CS               1,000
I-1-53                               45               CS               1,000
I-1-54                               67               CS               1,000
I-1-55                              39#               __               1,000
I-1-56                              121               CS               1,000
I-157                               280               CS               1,000
I-1-62                              167               CS               1,000
I-1-73                               35               CS               1,000
I-1-74                               67               CS               1,000
I-1-75                              40#               __               1,000
I-1-76                              77#               __               1,000
I-1-77                              225               CS               1,000

                                       5.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value



I-1-78                             800#               __               4,000
I-1-79                               20               CS               1,000
I-1-84                               84               CS               1,000
I-1-86                               66               CS               1,000
I-1-88                           13,227               CS              56,000
I-1-89                            2,268               CS              10,000
I-1-91                             290#               __               1,000
I-1-92                              193                M               1,000
I-1-93                            3,990               CS              18,000
I-1-101                             676               CS               3,000
I-1-102                              64               CS               1,000
I-1-103                              64               CS               1,000
I-1-104                              64               CS               1,000
I-1-105                              64               CS               1,000
I-1-106                              64               CS               1,000
I-1-107                              64               CS               1,000
I-1-108                              64               CS               1,000

I-1-1                            10,250               CS              43,000
I-1-2                            13,900               CS              59,000
Annex #3                          5,500               CS              25,000
Ramp #2                           1,500               CS               7,000
I-1-3                            26,013               CS              95,000
I-1-3A                           10,250               CS              43,000
Ramp #3                          2,016#               __               9,000
Ramp #18                         2,016#               __               9,000

"IN" AREA:

IN-1-2                           10,250               CS              43,000
IN-3-3                           10,250               CS              43,000
IN-4-5                           10,250               CS              43,000
IN-5-1                           10,250               CS              43,000
IN-6-5                           10,250               CS              43,000

"P" AREA: (SEE NOTE#1 BELOW)

P-1-1                            13,998                M              59,000
P-1-3                            12,437                M              52,000
P-1-7                               221               CS               1,000
P-1-8                               821               CS               4,000
P-1-9                               821               CS               4,000
P-1-10                            3,105                M              14,000
P-1-11                            7,072               CS             $32,000

                                       6.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building                Building    Rental     Type of    Full Insurable
      Designation               Sq. Ft.    Pick-up     Use**   Replacement Value



P-1-12                            1,230               CS               6,000
P-1-15                              192               CS               1,000
P-1-42                              143               CS               1,000
P-1-43                              288               CS               1,000
P-1-49                              600               CS               3,000
P-1-50                              298               CS               1,000
P-1-51                              802               CS               4,000
P-1-52                              291               CS               1,000
P-1-53                              298               CS               1,000
P-1-54                           1,049#               __               5,000
P-1-55                             194#               __               1,000
P-1-59                              68#               __               1,000
P-1-60                              337               CS               2,000
P-1-61                              42#               __               1,000
P-1-62                               47               CS               1,000
P-1-63                              180               CS               1,000
P-1-64                               80               CS               1,000
P-1-65                               80               CS               1,000
P-1-66                               80               CS               1.000
P-1-67                               80               CS               1,000
P-1-68                               80               CS               1,000
P-1-69                               80               CS               1,000
P-1-70                               80               CS               1,000
P-1-71                               80               CS               1,000
P-1-72                               80               CS               1,000
P-1-73                               80               CS               1,000
P-1-74                               80               CS               1,000
P-1-75                               80               CS               1,000
P-1-76                               80               CS               1,000
P-1-83                              625               CS               3,000
P-1-85                            3,000               CS              14,000

"S" AREA:

S-3-1                            10,250               CS              43,000
FAM-3-2                           5,100               CS              22,000
S-3-2                            10,250               CS              43,000
S-3-3                            12,944               CS              54,000
S-4-5 & ANNEX #1                  7,750               CS              34,000

                                       7.

                                              Lessee:  PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579


IGLOO RENTAL RATE SCHEDULE:

       Building                       Building                 Type of
      Designation                      Sq. Ft.                  Use**


AREA 6 IGLOOS:

HE-1-2                                     1,070                 IG
HE-1-4                                     1,070                 IG
HE-1-5                                     1,070                 IG
HE-1-6                                     1,070                 IG
HE-1-7                                     1,070                 IG
HE-1-8                                     1,070                 IG
HE-1-9                                     1,070                 IG
HE-1-10                                    1,070                 IG
HE-1-11                                    1,070                 IG
HE-2-3                                     1,070                 IG
HE-2-4                                     1,070                 IG
HE-2-6                                     1,070                 IG
HE-2-11                                    1,070                 IG
HE-3-3                                     1,070                 IG
HE-3-4                                     1,070                 IG
HE-3-5                                     1,070                 IG
HE-3-6                                     1,070                 IG
HE-3-8                                     1,070                 IG
HE-3-9                                     1,070                 IG
HE-4-3                                     1,070                 IG
HE-4-4                                     1,070                 IG
HE-4-5                                     1,070                 IG
HE-4-6                                     1,070                 IG
HE-4-8                                     1,070                 IG
HE-4-10                                    1,070                 IG
HE-4-11                                    1,070                 IG
HE-5-4                                     1,070                 IG
HE-6-3                                     1,600                 IG
HE-6-5                                     1,600                 IG
HE-6-4                                     1,600                 IG
HE-6-6                                     1,600                 IG
HE-6-7                                     1,600                 IG
HE-7-1                                     1,600                 IG
HE-7-6                                     1,600                 IG
HE-7-7                                     1,600                 IG
HE-7-8                                     1,600                 IG
HE-7-9                                     1,600                 IG

AREA 13 IGLOOS: (SEE NOTE#1 BELOW)

FAI-1-11                                   1,600                 IG
FAI-1-12                                   1,600                 IG

                                       8.

                                              Lessee:  PRIMEX TECHNOLOGIES, INC.

                                                  Contract No. 14-16-0003-96-579

IGLOO RENTAL RATE SCHEDULE:

       Building                       Building                 Type of
      Designation                      Sq. Ft.                  Use**


FAI-1-13                                   1,600                 IG
FAI-1-14                                   1,600                 IG
FAI-2-8                                    1,600                 IG
FAI-2-9                                    1,600                 IG
FAI-2-10                                   1,600                 IG
FAI-2-11                                   1,600                 IG
FAI-2-12                                   1,600                 IG
FAI-2-13                                   1,600                 IG
FAI-2-14                                   1,600                 IG
FAI-3-9                                    1,600                 IG
FAI-3-10                                   1,600                 IG
FAI-3-11                                   1,600                 IG
FAI-3-13                                   1,600                 IG
FAI-3-14                                   1,600                 IG
FAI-3-15                                   1,600                 IG
FAI4-8                                     1,600                 IG
FAI-4-9                                    1,600                 IG
FAI-4-10                                   1,600                 IG
FAI-4-11                                   1,600                 IG
FAI-4-12                                   1,600                 IG
FAI-4-13                                   1,600                 IG
FAI-4-14                                   1,600                 IG
FAI-4-15                                   1,600                 IG
FAI-4-16                                   1,600                 IG
FAI-5-12                                   1,600                 IG
FAI-5-13                                   1,600                 IG
FAI-5-14                                   1,600                 IG
FAI-5-15                                   1,600                 IG
FAI-6-8                                    1,600                 IG
FAI-6-9                                    1,600                 IG
FAI-6-10                                   1,600                 IG
FAI-6-11                                   1,600                 IG
FAI-6-12                                   1,600                 IG
FAI-6-13                                   1,600                 IG
FAI-6-14                                   1,600                 IG
FAI-7-9                                    1,600                 IG
FAI-7-12                                   1,600                 IG

                                       9.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

BUILDING RENTAL RATE SCHEDULE:

       Building           Building    Rental       Type of      Full Insurable
      Designation          Sq. Ft.    Pick-up       Use**      Replacement Value

                                         10.

                                      (MO/YR)

"AREA ACREAGES":

Acreage (Fenced)                      550 AC (Inside Fenced B,D,F and P Area)
                                      (See NOTE #1 Below)
Acreage (Fenced)                      79.33 AC (Inside Fenced I Area)
                                      (See NOTE #1 Below) Acreage

(A-11 Trailer Storage)                1 AC
Acreage (Rail Yard - Fenced Storage Are)1AC see NOTE #2 Below.

NOTE #1:                 Represents  "B",  "D",  "F",  "I",  and "P" Area
                         Buildings, Area Igloos, and Acreages subject to rental adjustment.

NOTE #2: New Construction completed and occupied effective 6/1/95. Only acreage assessment until 5/31/98 then current "Cold Storage" Square Footage Rental Rate will be assessed concrete pad storage area.

Illinois Ordinance Plant Layout Plan(s) No.(s) Reference(s):

              6544-101.06, 6544-101.07, 6544-101.10, 6544-101.11, 6544-10-1.12,
              6544-101.13, 6544-101.14A, 6544-101.14B, 6544-101.24, 6544-101.34,
              and 6544-101.40

                         *See Section ONE of Lease Contract for explanation. **"M"Designates rental space utilized for
                           "Manufacturing" and rental rates assessed accordingly.
                         "CS" Designates rental space utilized for "Cold
                           Storage" and rental rates accordingly.
                         "IG" Designates rental space (Igloos) utilized for
                           explosive storage.
                         "AC" Designates Acreages set aside inside fenced areas
                           and Buffer areas outside fenced areas.
                         # Designates No rental rates assessed Ramps, Hall-ways,
                           Utility Systems, or Boiler Rooms, not used as part of Manufacturing or Cold Storage operations.

                                      10.

                                               Lessee: PRIMEX TECHNOLOGIES, INC.

                                            Lease Contract No. 14-16-0003-96-579

RENTAL RATE SCHEDULE:

  (Continuation)



                            ANNUAL RENTAL COMPUTATION


           Dates                 Type of          Total           Rate/Sq.Ft/                  Annual                     Monthly
From                   To         Use**          Sq.Ft.              Year*                   Installment                Installment
------------------------------------------------------------------------------------------------------------------------------------

01/01/97          02/28/97          M            113,692              $0.31                   $35,244.52                  $2,937.04
                                   CS            152,452                .26                    39,637.52                   3,303.13
                                   IG             62,400                .14                     8,736.00                     728.00
                                   AC             629.33              14.00                     8,810.62                     734.22

                                    M              6,015                .65                     3,909.75                     325.81
                                   CS            358,605                .45                   161,372.25                  13,447.69
                                   IG             44,890                .25                    11,222.50                     935.21
                                   AC                  2              50.00                       100.00                       8.33
                                                                     TOTALS                  $269,033.16                 $22,419.43

03/01/97          12/31/97          M            113,692              $0.31                   $35,244.52                  $2,937.04
                                   CS            152,452                .26                    39,637.52                   3,303.13
                                   IG             62,400                .14                     8,736.00                     728.00
                                   AC             629.33              14.00                     8,810.62                     734.22

                                    M              6,015                .65                     3,909.75                     325.81
                                   CS            379,105                .45                   170,597.25                  14,216.44
                                   IG             44,890                .25                    11,222.50                     935.21
                                   AC                  2              50.00                       100.00                       8.33
                                                                     TOTALS                  $278,258.16                 $23,188.18

Effective

01/01/98                            M            119,707              $0.65                   $77,809.55                  $6,484.13
                                   CS            531,557                .45                   239,200.65                  19,933.39
                                   IG            107,293                .25                    26,823.25                   2,235.28
                                   AC             631.33              50.00                    31,566.50                   2,630.54
                                                                     TOTALS                  $375,399.95                 $31,283.34


           *         See Section ONE of Lease Contract for explanation.
           **"M" Designates rental space utilized for "Manufacturing" and rental rates assessed accordingly.
           "CS" Designates rental space utilized for "Cold Storage" and rental rates accordingly.
           "IG" Designates rental space (Igloos) utilized for explosive storage.
           "AC" Designates Acreages set aside inside fenced areas and Buffer areas outside fenced areas.

                                      11.

On December 31, 2005, or extension thereof, all new construction and improvements made to the leased premises by the Lessee shall become property of the Lessor. After that date (assuming the lease is renewed, extended or reissued), a new rental rate will be established. This new rate will be based upon the condition of the leased premises at the time, including all new construction and improvements.

           TWO: Lessor, by a ten (10) day notice in writing, may terminate this lease in the event (a) a receiver or trustee is appointed for Lessee or its Property, or Lessee makes an assignment for the benefit of creditors, or Lessee becomes insolvent, or a petition is filed by or against Lessee pursuant to any of the provisions of the United States Bankruptcy Act, as amended, for the purpose of adjudicating Lessee as bankrupt, or for the reorganization of Lessee, or for the purpose of effecting a composition or arrangement with Lessee's creditors, and such petition filed against Lessee is not dismissed within sixty
(60) days; or (b) of any violation of any of the terms, conditions or covenants of this lease and the failure of Lessee to cure such violation within ten (10) days from the giving of a written notice thereof by Lessor to Lessee. Upon expiration or termination of this lease, Lessor shall have the right to invoke any remedy permitted by law or equity for the protection of its interests hereunder, and Lessee hereby expressly waives all rights which it may have to redeem or to be served with any further notice of Lessor's intention to cancel or terminate this lease other than as herein provided. In the event that this lease is terminated by reason of the violation by Lessee of any of its terms, conditions or covenants, Lessor shall have the right to sue for and recover all unpaid rents and damages accrued or accruing under this lease or arising out of any violation thereof. If default be made in the payment of the above rent, or any part thereof, or in any of the covenants herein contained to be kept by the Lessee, Lessor may at any time, at its election, upon ten (10) days written notice to Lessee, demand possession of and reenter said premises, or any part thereof, with or without process of laws, and remove Lessee or any persons occupying the same. Provided such ten (10) days notice shall have been given as provided in the immediately preceding sentence, nothing, contained in this paragraph shall limit the rights of Lessor to any of the remedies that would otherwise be available to Lessor under the Landlord and Tenant Act of the State of Illinois.

           THREE: Lessee shall have the option to terminate this lease for any or no reason upon three (3) months written notice to the Lessor of such termination. Lessor shall have the option to terminate this lease for cause upon 30 days notice to Lessee after Lessee's failure to cure or commence to cure any default or violation of this lease within the ten day time period set forth in Section Two of this lease. Grounds for termination for cause include, but are not limited to, any violation by the Lessee of any of the terms, conditions, or covenants of this lease which have not been cured in the time allowed, or declaration of a national emergency that requires use of the leased premises to respond to such national emergency.

           FOUR: Lessee has inspected and knows the condition of the leased premises and it is understood that the leased premises are hereby leased to Lessee without any obligation on the part of Lessor to make any alterations, repairs, or additions thereto except as hereinunder in this agreement provided.

           FIVE:  New Construction and improvements.

           "New construction" is defined as (1) additions and/or modifications which increase the square footage of the leased buildings), or (2) construction of a new building or facility on the leased premises. "Improvements" is defined as modifications, alteration, or replacements made by the Lessee to the leased premises such as floor coverings, insulation, paneling, or other wall or ceiling finishing, installed lighting or plumbing fixtures, or partitions attached to the walls, ceilings, or floor, and all other similar additions.

           Lessee shall not undertake new construction or improvements to the leased premises without prior written approval of the Lessor when such new construction or improvements will increase building square footage, require additional water or sewer services, or will change the exterior design. Improvements to buildings which do not increase square footage or increase water and sewer services, can be performed by Lessee with prior written notification to Lessor. Any new construction or improvements made by the Lessee to the leased premises shall not be removed from the leased premises by the Lessee, either during the life of the lease or thereafter without prior written approval of the Lessor. Lessee shall have the right to install machinery, equipment, or furniture upon the leased premises as may, in the Lessee's opinion, be necessary for the proper use thereof, and upon the expiration, termination, or cancellation of the Lease, or within such reasonable time thereafter as may be allowed by the Lessor, Lessee will remove such machinery, equipment, or furniture; provided, however, that all expenses in connection

                                      12.

with such installations or such removals shall be paid by the Lessee; and provided further, that the Lessee shall, at its own expense, promptly repair any damage to the leased premises caused by such installations or removals. For the time which may be accorded by Lessor within which Lessee may remove its property from the demised premises after a lawful termination of this lease, or in the event Lessee holds over after the expiration, termination, or cancellation of the term of this lease, Lessee shall pay Lessor double rental per day, computed from the date of expiration, termination or cancellation of the term of this lease, to and including the date of Lessee's vacation, removal of Lessee's property from the demised premises, or to and including the date of completion of repairs necessitated by such removal, whichever is later, provided, however, Lessee shall during the said period continue to be bound by its covenants and agreements (except as to rental provided in paragraph ONE hereof) as herein contained with respect to the demised premises, and to Lessor, notwithstanding the expiration, termination or cancellation of the term of this lease. In the event Lessee shall hold over after the expiration of the term above demised for a sufficient period of time to create a renewal of this lease by operation of law, then any renewal or future right of possession not evidenced by a written mutually executed instrument, shall be a tenancy from calendar month to calendar month.

           SIX: Lessee shall use reasonable care in the occupation and use of the leased premises and shall at all times, during the term of this lease, keep and maintain the same in good state of repair; Lessee shall, at his own expense, make all repairs and perform all maintenance necessary to keep the premises at all times in as good condition as at the beginning of the term of this lease, reasonable wear and tear and casualty damage excepted, and upon the expiration or termination of this lease, except as provided in paragraph FIVE hereof Lessee shall yield and place Lessor in peaceful possession of the leased premises free and clear of any liens, claims or encumbrances and in as good condition as the premises existed at the commencing of this lease, ordinary wear and tear and casual damage excepted. The attached "Operational Policies, Performance and Building Maintenance Standards", and "Igloo Maintenance Standards" listed in Exhibit No. A will apply during the term of this lease incorporated herein by reference.

           SEVEN: If Lessee shall fail or neglect to remove its property or restore the leased premises within the time above provided, then Lessor may cause such property to be removed and the leased promises to be so restored, and the cost of such removal and restorations shall be paid by Lessee to Lessor on demand, and no claims for damages against Lessor or its officers, agents, contractors, or employees shall be created or made on account of such removal and restoration. If property remains beyond 60 day termination period, it will become the property of the United States.

           EIGHT: Lessor or its designated representative shall have the right to inspect the leased premises at all reasonable times during the term of this lease.

           NINE: Lessee shall, at all times during the term of this lease, exercise due diligence in the protection of the leased premises against damage or destruction by fire, windstorm, or other hazards, and shall, at its own cost, procure and maintain insurance against such loss or damage equal to the full insurable replacement value of said premises as reasonably established by the U.
S. Fish and Wildlife service, in such companies as Lessor shall reasonably approve. If said premises are damaged or destroyed thereby, Lessor may elect whether to require that Lessee immediately, at its own cost, repair or rebuild said premises to place them in as good and tenantable condition as prior to said damage or destruction, in which case Lessee shall then be entitled to all moneys received under the insurance policies for application against the cost of repairing or rebuilding said premises but Lessee's obligation to rebuild or repair shall not exceed insurance proceeds received by Lessee in connection with said damage or destruction. If, in the alternative, Lessor elects not to require repair of damage, Lessor shall be entitled to all monies received under the insurance policies as compensation.

           Lessee agrees that in the event any property of the United States within the Crab Orchard National Wildlife Refuge, of which the leased premises constitute a part, is damaged or destroyed as a result of Lessee's use and occupancy of the leased premises, if so required by Lessor it shall be promptly repaired or replaced by Lessee to the satisfaction of Lessor, or in lieu of such repair or replacement, Lessee shall pay the Lessor money in an amount sufficient to compensate for the loss sustained by the United States by reason of damage to or destruction of

                                      13.

property within the said Crab Orchard National Wildlife Refuge, but Lessor's obligation to repair or replace shall not exceed insurance proceeds received by Lessee in connection with said damage or destruction.

           Lessee agrees to save Lessor harmless from any liability whatsoever because of accident or injury to persons occurring due to the occupancy, use, or operation of said premises, and those resulting from the acts or omissions of the Lessee, its agents, servants or contractors; however, Lessee does not save Lessor harmless from any liability whatsoever because of accident or injury to persons or property resulting from the acts or omissions of the Lessor, in agents, servants, or contractors.

           Lessee agrees to procure and maintain, at its own cost, public liability, personal injury and property damage insurance with coverage of at least $300,000 and $100,000 respectfully.

           The policies evidencing all types of insurance coverage required by Lessor shall name Lessor as an additional named insured. Lessee shall furnish to the Lessor such evidence as is necessary to show compliance with said requirement within 60 days from the effective date of this contract.

           In event Lessee fails to maintain any such insurance or fails to pay any of the premiums when due, Lessor may at its option procure such insurance and pay any delinquent premiums, and Lessee hereby agrees to reimburse Lessor immediately thereafter for any such reasonable cost, which amount is hereby declared to be additional rental becoming immediately due and payable.

           TEN: Lessee agrees that if the premises shall be destroyed or damaged by causes relating to the use of the building for the Lessee's official business or any other cause (including fire), as to be untenantable and unfit for occupancy, such fact shall not affect the provisions of this lease; and the Lessee hereby waives all rights to quit and surrender possession of the premises in such event and thereby to relieve itself of the payment of rent subsequent to the date of such surrender, and expressly agrees that its obligations hereunder, including the payment of rent, shall continue the same as though said building had not been destroyed or injured. When said premises have been entirely repaired or rebuilt or compensation has been paid as required by this lease, the Lessee shall then have the cancellation option under the terms herein provided.

           ELEVEN: Lessee shall have all necessary and reasonable privileges of the use of established roads and highways as required in the use and occupation of the leased premises.

           TWELVE: (a) Lessor is now providing and maintaining fire protection services for certain areas of the Crab orchard National Wildlife Refuge, including the area in which the leased premises are located. However, it is understood and agreed between the parties hereto that Lessor at its option and upon not less than thirty (30) days notice in writing to Lessee, may discontinue or suspend such services in any or an of the Crab Orchard National Wildlife Refuge, including the area in which the leased premises are located. The discontinuance or suspension of any or all of such services shall not constitute a reason or basis for adjustment or change in the amount of rental to be paid by Lessee as provided herein, or for adjustment or change in any of the other terms hereof.

           (b) Lessor has the facilities for furnishing one or more of the following services, to-wit: (1) water, and (2) sewage disposal to certain buildings and areas in the Crab Orchard National Wildlife Refuge. Lessor's ability to furnish such services is dependent upon and limited to the present existing facilities for the production, processing and distribution of such services, and it is understood and agreed by the parties hereto that Lessor will not enlarge or extend such facilities to permit a different production, processing and distribution than is possible as the facilities now exist, but that Lessee with the prior written approval of Lessor and at Lessee's expense, may enlarge, extend or alter such facilities to permit different or additional services. Within the limits of its authority and funds available therefor, Lessor agrees to furnish any one or more of such services, if requested by Lessee to do so, to the leased premises if the present facilities are sufficient to furnish the service requested. In the event Lessor does furnish any of the above named services to the leased premises, Lessee hereby agrees to pay Lessor for such services, for the period furnished, on the bases of rates and charges fixed therefor by Lessor. Water and sewer rates are to be comparable with the rates charged by neighboring cities. The water and sewer rates are to be reevaluated every three years thereafter. It is agreed between the parties hereto, however, that in the event Lessor shall sell, lease, or

                                      14.

otherwise dispose of the facilities for the production, processing and distribution or otherwise furnishing of water and sewage disposal services, or any of them, Lessor shall require the purchaser or grantee of the facility transferred to agree to furnish, or continue furnishing, service if requested by Lessee to do so, at the same cost to Lessee as set forth in this lease and thereupon Lessor's liability in relation to the furnishing of such services shall cease, and Lessor shall in no way be liable thereafter for the furnishing of such services. Lessee further agrees to pay Lessor a reasonable rate for any other service rendered to Lessee including rehabilitation, alteration, or repair of the leased premises, as may be agreed upon between the parties hereto.

           (c) if the term of this lease contract extends beyond the current Government fiscal year, the Lessor's liability for furnishing services and facilities herein provided for is contingent upon the availability of appropriations for expenditures beyond such fiscal year.

           THIRTEEN: In the occupation, use and operation of the leased premises or any part thereof, Lessee agrees to comply with all applicable Federal, State, municipal and local laws and the rules, regulations and requirements of any departments and Bureaus and all local ordinances and regulations, including rules, regulations, and requirements issued by Lessor, its officers and employees pertaining to the protection, safety and maintenance of the Crab Orchard National Wildlife Refuge, of which the leased premises constitute a portion. Lessee further agrees to indemnify and hold Lessor harmless from any liability or penalty which may be imposed by local or State authority or any department or Bureau thereof by reason of any asserted violation by Lessee of such laws, rules, orders, ordinances or regulations; provided, however, that nothing herein contained shall prohibit Lessee from contesting in good faith the validity of such laws, rules, orders, ordinances or regulations.

           Lessee agrees to abide by all present and future state and Federal regulations pertaining to environmental protection. Any violation of such regulations not corrected within sixty (60) days after written notice is received or if correction is not commenced within such 60-day period for any Correction that cannot reasonably be completed within said 60-day period, shall constitute grounds for the Lessor to terminate this lease agreement for cause unless within that time the Lessee demonstrates to the Lessor's satisfaction that the Lessee is contesting the violation and has reasonable grounds for the contest. In the event the Lessor determines that a condition created by action or inaction of the Lessee is seriously endangering plant, animal, or human populations, the Lessor may require the Lessee to stop operations causing such conditions immediately. Upon a determination of the Lessor that such emergency conditions have been corrected, Lessor shall promptly allow the Lessee to resume such operations.

           The Lessee affirms its agreement to cooperate with Lessor in investigation of environmental history and conditions as outlined in the request for Lessor's approval of assignment from Olin Corporation - Marion Operations, to Primex Technologies, Inc. from Olin Corporation dated December 30, 1996, (photo-copy attached) and the commitments made therein, which commitments continue as conditions to approval of the lease assignment and are hereby incorporated by reference as conditions of this lease.

           FOURTEEN: During the term of this contract, Lessee must abide by the applicable laws and Executive Orders concerning the nondiscrimination requirements relating to employment and service to the public; employment of the handicapped; and disabled veterans and veterans of the Viet Nam era.

           FIFTEEN: Except with the prior written consent of Lessor, Lessee shall not sublet any part of the premises or assign this lease or any of its rights hereunder, or transfer, assign, mortgage or otherwise encumber any of the leased premises; provided however, that this paragraph shall not prohibit Lessee, for its own account or under such arrangements as it may deem desirable without any expense to Lessor, from dispensing and selling food, soft drinks, tobacco products, confectionery and similar articles to employees of Lessee on the premises.

           SIXTEEN: Subject to the provisions of paragraph FIFTEEN hereof, this lease shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

           SEVENTEEN: Lessee warrants that it has not employed any person to solicit or secure this lease upon any agreement for a commission, percentage, brokerage or contingent fee.

                                      15.

           EIGHTEEN: The failure of Lessor or Lessee to insist, in any one or more instances, upon performances of any of the terms, covenants or conditions of this lease shall not be construed as a waiver or relinquishment of the future performance of any such term, covenant, or condition; but breaching party's obligation with respect to such future performance shall continue in full force and effect.

           NINETEEN: No member of, or delegate to, Congress or resident commissioner shall be admitted to any share or part of this lease or to any benefit that may arise therefrom; but this provision shall not be construed to apply to this lease if made with a corporation for its general benefit.

           TWENTY: Any notice or advice to or demand upon the Lessee shall be in writing and shall be deemed to have been given or made on the day it is received by certified mail (return receipt requested) or otherwise delivered in a manner which will objectively establish the date of receipt, to the Lessee, addressed to PRIMEX TECHNOLOGIES, INC., 8820 ROUTE 148, MARION, ILLINOIS 62959 or at such other address as Lessee may hereafter from time to time specify in writing for such purpose. Any notice or advice to or demand upon the Lessor shall be in writing and shall be deemed to have been given or made on the day it is received by certified mail (return receipt requested) or otherwise delivered in a manner which will objectively establish the date of receipt, to Lessor, addressed to REFUGE MANAGER, UNITED STATES FISH AND WILDLIFE SERVICE, CRAB ORCHARD NATIONAL WILDLIFE REFUGE, 8588 ROUTE 148, MARION, ILLINOIS 62959 or to such other address as Lessor may hereafter from time to time specify in writing for such purposes.

           TWENTY-ONE: It is agreed between the parties hereto that water, sewer, gas, and electric lines and other utility or service installations or equipment, which are part of a general distribution system and which enter upon or cross the leased premises, either under, on, or above surface, are specifically exempted from and not included as a part of the leased premises. Lessee agrees that Lessor or its representatives may at any time enter upon the leased premises for the purpose of performing repairs, maintenance, or replacement work on said utility installations, equipment and systems.

           TWENTY-TWO: Renewal Option. Lessee is granted the option to renew this lease under terms and conditions specified at the time of renewal by the Lessor, subject to conditions that: 1) the water, sewer, and access facilities at the refuge are adequate and will remain serviceable for the term of the renewal period without necessitating major rehabilitation, maintenance, or repair, and 2) the Lessee is in compliance with the existing lease and applicable Federal and State laws, including any permits thereunder, and 3) that sufficient funds are available to the Lessor to continue operating the industrial program.

           This renewal option is for an additional period of twenty-five (25) years and may be exercised by written notice to the Lessor given no later than 180 days prior to the expiration of this lease. Lessor, within 90 days after receipt of the Lessee's written notice to renew the lease, will provide the Lessee with the terms and conditions of the renewed lease.

           TWENTY-THREE: Except as otherwise provided in this contract, any dispute concerning a question of fact arising under this Lease which is not disposed of by agreement shall be decided by the Regional Director, who shall reduce his decision to writing and mail or otherwise furnish a copy thereof to the Lessee. The decision of the Regional Director shall be final and conclusive unless, within 30 days from the date of receipt of such copy, the Lessee mails or otherwise furnishes to the Regional Director a written appeal addressed to the head of the agency involved. The head of the agency shall refer such written appeal through the approved Board of Contract Appeals for resolution.

           TWENTY-FOUR: It is understood and agreed by and between the parties hereto that the within instrument constitutes the full and complete record of this transaction and that no statements, representations, commitments, or agreements, whether oral or written, unless incorporated herein, or added hereto by properly executed amendment, shall be of any force and effect nor shall in any way operate to vary the terms hereof.

           IN WITNESS WHEREOF,the parties hereto have subscribed their names as of the date above written.

                                      16.

                                                  UNITED STATES OF AMERICA
                                                  Acting by and through the
                                                  Secretary of the Interior


                                                  By:   /s/ Daniel W. Doshier
                                                     ---------------------------
                                                             Daniel W. Doshier
                                                             Refuge Manager

In presence of:

/s/ John W. Hudkins                               PRIMEX TECHNOLOGIES, INC.
------------------------------------

/s/ John W. Hudkins                               By:   /s/ Jim Hascall
------------------------------------                 ---------------------------

(If Lessee is a corporation complete the following certification.)

           I, John W. Hudkins, certify that I am the Assistant Secretary of the corporation named as Lessee in this lease, that J.G. Hascall, who signed said lease in behalf of the Lessee was then Chairman and Chief Executive Officer of said corporation and has authority to sign for said corporation; that said lease was duly signed for and in behalf of said corporation by authority of its governing body, and is within the scope of its corporate powers.


                                                John W. Hudkins (Corporate Seal)


                                      17.